Exhibit 99.2

VOTING AGREEMENT

VOTING AGREEMENT, dated as of November   -, 2010 (this “Agreement”), by and among CARDIONET, INC., a Delaware corporation (“Parent”), and                          (“Shareholder”), a shareholder of BIOTEL INC., a Minnesota corporation (the “Company”).

WHEREAS, concurrently herewith, Parent, GARDEN MERGER SUB., INC., a Minnesota corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which (and subject to the terms and conditions set forth therein) Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”); and

WHEREAS, in order to induce Parent and Merger Sub to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, Parent and Shareholder are entering into this Agreement; and

WHEREAS, Shareholder acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of Shareholder set forth in this Agreement and would not enter into the Merger Agreement if Shareholder did not enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, Parent and Shareholder hereby represent, warrant, covenant and agree as follows:

1.  Shareholder represents and warrants that:

a.  Shareholder owns of record and beneficially good and valid title to all of the shares of the capital stock of the Company, and options to acquire shares of capital stock of the Company, shown on Exhibit A attached hereto, free and clear of any and all mortgages, liens, encumbrances, charges, claims, restrictions, pledges, security interests, voting trusts or agreements, or impositions, except as otherwise disclosed on Exhibit A, and such shares represent all of the shares, or rights to acquire shares, of capital stock of the Company owned by Shareholder.  For purposes hereof, the capital stock of the Company and the options to acquire capital stock of the Company set forth on Exhibit A attached hereto shall be referred to herein as the “Stock”.

b.  The execution and delivery of this Agreement by Shareholder does not, and the performance by Shareholder of its obligations hereunder will not, constitute a violation of, conflict with, result in a default (or an event which, with notice or lapse of time or both, would result in default) under, or result in the creation of any lien on any such Stock under, (i) any contract, commitment or agreement, to which Shareholder is a party or by which Shareholder is bound, (ii) any judgment, order or ruling applicable to Shareholder, or (iii) the organizational documents of Shareholder, if applicable.

c.  Shareholder has full power and authority to execute, deliver and perform this Agreement, to vote the Stock as required herein and to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other actions on the part of the Shareholder are required in order to consummate the transaction contemplated hereby.  This Agreement has been duly and validly executed and delivered by Shareholder and constitutes a valid and binding agreement of Shareholder, enforceable against Shareholder in accordance with its terms.

2.  When a meeting of the shareholders of the Company is held for the purpose of considering the Merger Agreement and the Merger (such meeting referred to herein as the “Meeting”), Shareholder shall (a) appear at the Meeting or otherwise cause the Stock to be counted as present at the Meeting for the purpose of establishing a quorum; (b) at the Meeting, vote, or cause to be voted, all of the Stock, in person or by proxy, for approval of the Merger Agreement and the transactions contemplated thereby, including the Merger; and (c) at the Meeting (or any other meeting of shareholders of the Company), vote, or cause to be voted, all of the Stock, in person or by proxy, against any action that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or adversely affect the transactions contemplated by the Merger Agreement, including the Merger, unless and until the Company has terminated the Merger Agreement in accordance with the terms and conditions of the Merger Agreement.

3.  Shareholder hereby grants an irrevocable proxy appointing Parent, by its duly authorized officers and representatives, as Shareholder’s sole and exclusive and true and lawful agent and attorney-in-fact, with full power of substitution, to vote all Stock that Shareholder is entitled to vote, express consent or dissent or otherwise to utilize such voting power in such manner and upon any of the matters referred to in Paragraph 2 above, to the same extent and with the same effect as Shareholder might or could do under any applicable laws or regulations governing the rights and powers of shareholders of the Company.  This proxy shall become effective as of the date hereof and shall expire upon termination of this Agreement.  Shareholder hereby affirms that this proxy is coupled with an interest and shall be irrevocable and binding upon any and all transferees of the Stock so long as it remains in effect pursuant to the terms hereof.

4.  The proxy granted by Shareholder pursuant to Paragraph 3 above and Shareholder’s entrance into this Agreement is in consideration of Parent’s entrance into the Merger Agreement.  The proxy granted by Shareholder pursuant to Paragraph 3 above is meant to secure Shareholder’s performance of this Agreement.  This proxy/power of attorney shall not terminate on disability of the Shareholder.  Shareholder hereby revokes any proxy previously granted by Shareholder with respect to the Stock.

5.  Shareholder will not, nor will Shareholder permit any entity under Shareholder’s control to, deposit any of the Stock in a voting trust or subject any of the Stock to any arrangement with respect to the voting of the Stock in any manner inconsistent with this Agreement.

6.  Shareholder will not sell, transfer, pledge, give, hypothecate, assign or otherwise alienate or transfer, by proxy or otherwise (including any transfer by operation of law), the Stock or any of Shareholder’s voting rights with respect to the Stock, except to a person who is a party to a voting agreement with Parent in the form of this Agreement.

7.  Shareholder expressly agrees and acknowledges that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof, and that Parent shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

8.  This Agreement constitutes the entire agreement of Shareholder with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, of Shareholder with respect to the subject matter hereof, and shall be binding upon the successors and assigns (as applicable) of Shareholder.  This Agreement shall terminate automatically upon the termination of the Merger Agreement.

9.  This Agreement will be governed by and construed in accordance with the laws of the State of Minnesota regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

10.  Capitalized terms not otherwise defined herein shall have the meanings given to them in the Merger Agreement.

11.  It is understood and hereby agreed that this Agreement relates solely to the capacity of Shareholder as a shareholder or beneficial owner of the Stock and is not in any way intended to affect the exercise of Shareholder’s responsibilities and fiduciary duties as a director or officer of the Company or any of its subsidiaries.

IN WITNESS WHEREOF, Parent and Shareholder have executed or caused to be executed this Agreement as of the date first written above.

CARDIONET, INC.:

By
Name:
Title:

SHAREHOLDER:

Name:

[Signature Page to Voting Agreement]

Exhibit A

Number of Shares Subject
Name of Shareholder	Number of Shares Owned	to Stock Options